      As filed with the Securities and Exchange Commission on June 22, 2001

                                                 Registration Statement No. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            -------------------------


                              SEGUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                                         95-4188982
(State of incorporation)                 (I.R.S. Employer Identification Number)


                                201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421
                                (781) 402 - 1000
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


       SEGUE SOFTWARE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                            (Full Title of the Plan)


                            -------------------------


                                STEPHEN B. BUTLER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              SEGUE SOFTWARE, INC.
                                201 SPRING STREET
                         LEXINGTON, MASSACHUSETTS 02421
                                (781) 402 - 1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                          ----------------------------


                                 With a copy to:
                             Jeffrey C. Hadden, P.C.
                               GOODWIN PROCTER LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                          -----------------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
 Title of Securities Being        Amount to be       Proposed Maximum Offering     Proposed Maximum Aggregate       Amount of
         Registered              Registered (1)         Price Per Share (2)            Offering Price (2)        Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
1996 Employee Stock              300,000 shares             $2.54                         $762,000                   $190.50
Purchase Plan, as amended.
Common Stock, par value
$0.01 per share
---------------------------------------------------------------------------------------------------------------------------------

(1) This registration statement also relates to such additional number of shares available for issuance under the plan as may be required pursuant to the plan in the event of a stock dividend, stock split, recapitalization or other similar event, or as otherwise provided for in the plan.

(2) This estimate is based on the average of the high and low sales prices on the Nasdaq National Market of the Common Stock of Segue Software, Inc. on June 20, 2001 pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, solely for purposes of determining the registration fee.

         Pursuant to General Instruction E to Form S-8, Segue Software, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the contents of the Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission on: (i) August 7, 2000 (File No. 333-43216); (ii) November 23, 1998 (File No. 333-67739); and (iii) August 1,
1996 (File No. 333-09393). This Registration Statement is being filed to register an additional 300,000 shares of the Registrant's common stock, par value $.01 per share, subject to issuance under the Registrant's 1996 Employee Stock Purchase Plan, as amended (the "Plan").

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Lexington, Commonwealth of Massachusetts, on June 22, 2001.

                                      SEGUE SOFTWARE, INC.

                                      By: /s/ Stephen B. Butler
                                          -------------------------------------
                                          Stephen B. Butler
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Segue Software, Inc. hereby severally constitute Stephen B. Butler and Douglas Zaccaro, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Segue Software, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                CAPACITY                                        DATE

/s/ Stephen B. Butler
--------------------------
Stephen B. Butler              President, Chief Executive Officer,                  June 22, 2001
                               Director (Principal Executive Officer)


/s/ Douglas Zaccaro
--------------------------
Douglas Zaccaro                Chief Financial Officer and Treasurer                June 18, 2001
                               (Principal Financial and Accounting Officer)


/s/ Leonard E. Baum
--------------------------
Leonard E. Baum                Director                                             June 22, 2001



                                       2


/s/ Edmund F. Kelly
-------------------------
Edmund F. Kelly                Director                                             June 22, 2001


/s/ John R. Levine
-------------------------
John R. Levine                 Director                                             June 18, 2001


/s/ Robert W. Powers, Jr.
-------------------------
Robert W. Powers, Jr.          Director                                             June 18, 2001


/s/ Jyoti Prakash
-------------------------
Jyoti Prakash                  Director                                             June 21, 2001


/s/ Howard L. Morgan
-------------------------
Howard L. Morgan               Director                                             June 22, 2001


/s/ James H. Simons
-------------------------
James H. Simons                Director                                             June 19, 2001


                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

  4.1 Segue Software, Inc. Amended and Restated Certificate of Incorporation (incorporated herein by reference to exhibit 3.2 of the Company's Registration Statement on Form S-1 (File No. 333-1488) as filed with the Commission on February 16, 1996).
  4.2    Segue Software, Inc. By-laws (incorporated herein by reference to exhibit 3.3 of the Company's Registration Statement on Form S-1 (File No. 333-1488) as filed with the Commission on February 16, 1996).
  4.3 Segue Software, Inc. 1996 Employee Stock Purchase Plan (incorporated herein by reference to Appendix B of the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-27794) as filed with the Commission on June 26, 1996).
  4.4 Amendment No. 1 to Segue Software, Inc. 1996 Employee Stock Purchase Plan (incorporated herein by reference to exhibit 4.4 of the Company's Registration Statement on Form S-8 (File No. 333-67739) as filed with the Commission on November 23, 1998).
  4.5 Amendment No. 2 to Segue Software, Inc. 1996 Employee Stock Purchase Plan (incorporated herein by reference to exhibit 4.9 of the Company's Registration Statement on Form S-8 (File No. 333-43216) as filed with the Commission on August 7, 2000).
 *4.6    Amendment No. 3 to Segue Software, Inc. 1996 Employee Stock Purchase
         Plan.
 *5.1 Opinion of Goodwin Procter LLP as to the legality of the securities being registered.
 23.1    Consent of Goodwin Procter LLP (included in Exhibit 5.1).
*23.2    Consent of PricewaterhouseCoopers LLP.
*23.3    Consent of Grant Thornton LLP.
 24.1    Powers of Attorney (included on page 2 of this registration statement).


                 *Filed herewith



                                       4